LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:  January 12, 1994

SECURITY DESCRIPTION:     Red Willow 5.30%, 12/01/2013


YEARS OF           G.O./County        RATING/           NR
OPERATION:                            AGENCY:

PRICE              100                REASON            Public Offering Price

SIZE OF            1,900,000          AMOUNT PURCHASED:     145,000
ISSUE:

NET ASSETS         $8,069,491.46      PURCHASED          S.H. Underwriter
OF ISSUER:                            FROM:

******************************************************************************

DATE PURCHASED:    January 12, 1994

SECURITY DESCRIPTION:  Red Willow 5.25%, 12/01/12


YEARS OF           G.O./County        RATING/           NR
OPERATION:                            AGENCY:

PRICE:             100                REASON:           Public Offering

SIZE OF            1,900,000          AMOUNT PURCHASED:     140,000
ISSUE:

NET ASSETS         $8,069,491.46      PURCHASED          S.H. Underwriter
OF ISSUER:                            FROM:


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    July 25, 1994

SECURITY DESCRIPTION:   NIFA SFHR Series 4-1, 6.30%, 3/01/2017


YEARS OF           14                 RATING/           AAA/Standard & Poors
OPERATION:                            AGENCY:

PRICE              100                REASON            Public Offering

SIZE OF            50,000,000         AMOUNT PURCHASED: 200,000
ISSUE:

NET ASSETS         $9,268,297.24      PURCHASED       Lehman Brothers/ Managing
OF ISSUER:                            FROM:           Underwriter

******************************************************************************

DATE PURCHASED:    November 10, 1994

SECURITY DESCRIPTION:   NIFA 94 Series D-1, 7.30%, 9/01/26


YEARS OF           14 Approx          RATING/           AAA-/S & P
OPERATION:                            AGENCY:

PRICE:             100                REASON:           Public Offering

SIZE OF            40,000,000         AMOUNT PURCHASED:     500,000
ISSUE:

NET ASSETS         $9,185,434.02      PURCHASED          Lehman Bros./Managing
OF ISSUER:                            FROM:              Underwriter


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    February 10, 1995

SECURITY DESCRIPTION:  NIFA 95 Series A, 6.20%, 9/01/10


YEARS OF           14 Approx          RATING/       AAA-/S & P
OPERATION:                            AGENCY:

PRICE              99.375             REASON        Concession as underwriter

SIZE OF            50,000,000         AMOUNT PURCHASED:     100,000
ISSUE:

NET ASSETS         $10,131,725        PURCHASED          Lehman Bros./Managing
OF ISSUER:                            FROM:              Underwriter

******************************************************************************

DATE PURCHASED:    February 10, 1995

SECURITY DESCRIPTION:  NIFA Series A, 6.15%, 3/01/09


YEARS OF           14 Approx          RATING/       AAA-/S & P
OPERATION:                            AGENCY:

PRICE:             99.375             REASON:       Concession as underwriter

SIZE OF            50,000,000         AMOUNT PURCHASED:     100,000
ISSUE:

NET ASSETS         $10,131,725        PURCHASED          Lehman Bros/Managing
OF ISSUER:                            FROM:              Underwriter


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    February 10, 1995

SECURITY DESCRIPTION:  NIFA 95 Series A, 6.10%, 3/01/08


YEARS OF           14 Approx          RATING/       AAA-/S & P
OPERATION:                            AGENCY:

PRICE              99.375             REASON       Concession as underwriter

SIZE OF            50,000,000         AMOUNT PURCHASED:     105,000
ISSUE:

NET ASSETS         $10,131,725        PURCHASED          Lehman Bros/Managing
OF ISSUER:                            FROM:              Underwriter

******************************************************************************

DATE PURCHASED:    February 10, 1995

SECURITY DESCRIPTION:  NIFA Series A, 6.05%, 9/01/07


YEARS OF           14 Approx          RATING/       AAA-
OPERATION:                            AGENCY:

PRICE:             99.375             REASON:       Concession as underwriter

SIZE OF            50,000,000         AMOUNT PURCHASED:     190,000
ISSUE:

NET ASSETS         $10,131,725        PURCHASED          Lehman Bros/Managing
OF ISSUER:                            FROM:              Underwriter


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    May 12, 1995

SECURITY DESCRIPTION:    NIFA SFH, 6%, 9/01/09


YEARS OF           14 Approx          RATING/       AAA-/S & P
OPERATION:                            AGENCY:

PRICE              99.375             REASON        Concession as underwriter

SIZE OF            50,000,000         AMOUNT PURCHASED:     100,000
ISSUE:

NET ASSETS         $10,478,502.97     PURCHASED          Lehman Bros/Managing
OF ISSUER:                            FROM:              Underwriter

******************************************************************************

DATE PURCHASED:    May 12, 1995

SECURITY DESCRIPTION:  NIFA SFH, 6.40%, 9/01/26


YEARS OF           14 Approx          RATING/       AAA-/S & P
OPERATION:                            AGENCY:

PRICE:             99.375             REASON:       Concession as underwriter

SIZE OF            50,000,000         AMOUNT PURCHASED:     150,000
ISSUE:

NET ASSETS         $10,478,502.97     PURCHASED          Lehman Bros/Managing
OF ISSUER:                            FROM:              Underwriter


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    March 29, 1996

SECURITY DESCRIPTION:   Univ of Nebraska, Rev, 5.65%, 7/01/14


YEARS OF           100                RATING/       A1/Moody's
OPERATION:                            AGENCY:

PRICE              12.50/$1,000       REASON        Concession

SIZE OF            17,340,000         AMOUNT PURCHASED:     250,000
ISSUE:

NET ASSETS         10,111,234         PURCHASED          Smith Barney
OF ISSUER:                            FROM:

******************************************************************************

DATE PURCHASED:    April 8, 1996

SECURITY DESCRIPTION:  Univ of Nebraska, Rev, 5.65%, 7/01/16


YEARS OF           100                RATING/     A1/Moody's
OPERATION:                            AGENCY:

PRICE:             12.50/$1,000       REASON:     Concession

SIZE OF            17,340,000         AMOUNT PURCHASED:     200,000
ISSUE:

NET ASSETS         $10,076,948        PURCHASED          Smith Barney
OF ISSUER:                            FROM:


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    January 26, 1996

SECURITY DESCRIPTION:   NIFA 1996 Series C, 5.95%, 3/01/27


YEARS OF           16 Approx          RATING/     AAA/S & P
OPERATION:                            AGENCY:

PRICE              62.50/$1,000       REASON      Concession

SIZE OF            50,000,000         AMOUNT PURCHASED:     100,000
ISSUE:

NET ASSETS         $10,871,629        PURCHASED          Lehman Bros/Managing
OF ISSUER:                            FROM:              Underwriter

******************************************************************************

DATE PURCHASED:    August 28, 1996

SECURITY DESCRIPTION: City of Omaha, Auditorium Facilities Corp, Lease Revenue Bonds, 4.25%, 8/15/99

YEARS OF           City of Omaha      RATING/     AAA/S & P
OPERATION:                            AGENCY:

PRICE:             99.625             REASON:     Concession

SIZE OF            3,195,000          AMOUNT PURCHASED:     200,000
ISSUE:

NET ASSETS         $17,300,000        PURCHASED          Smith Hayes
OF ISSUER:                            FROM:


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    October 9, 1996

SECURITY DESCRIPTION: City of Omaha, Auditorium Fac. Corp, Lease, 4.35%, 8/15/00


YEARS OF           142                RATING/      AAA/S & P
OPERATION:                            AGENCY:

PRICE              100.17             REASON

SIZE OF            17,300,000         AMOUNT PURCHASED:     200,000
ISSUE:

NET ASSETS         $1,251,419,933     PURCHASED          Kirkpatrick Pettis
OF ISSUER:                            FROM:

******************************************************************************

DATE PURCHASED:    October 11,1996

SECURITY DESCRIPTION: City of Omaha, Auditorium Fac. Corp, Lease, 4.35%, 8/15/00


YEARS OF           142                RATING/     AAA/S & P
OPERATION:                            AGENCY:

PRICE:             100.169            REASON:

SIZE OF            17,300,000         AMOUNT PURCHASED:     225,000
ISSUE:

NET ASSETS         $1,251,419,933     PURCHASED          Kirkpatrick Pettis
OF ISSUER:                            FROM:


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    October 24, 1996

SECURITY DESCRIPTION:  Douglas Cnty School District #17, 4.65%, 10/01/01


YEARS OF           42                  RATING/     A+/S & P
OPERATION:                             AGENCY:

PRICE              99.50               REASON       Concession

SIZE OF            12,445,000          AMOUNT PURCHASED:     500,000
ISSUE:

NET ASSETS         $112,870,391        PURCHASED          Smith Barney
OF ISSUER:                             FROM:

******************************************************************************

DATE PURCHASED:    November 1, 1996

SECURITY DESCRIPTION: NIFA 1996 Series E, 6.25%, 9/01/28


YEARS OF           16                 RATING/     AAA/S & P
OPERATION:                            AGENCY:

PRICE:             6.25/$1,000        REASON:     Concession

SIZE OF            50,000,000         AMOUNT PURCHASED:     235,000
ISSUE:

NET ASSETS         $1,336,603,000     PURCHASED          Lehman Bros/Managing
OF ISSUER:                            FROM:              Underwriter


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    Februay 28, 1997

SECURITY DESCRIPTION:  NIFA, 1997 Series A, 5.85%, 9/01/17


YEARS OF           16                 RATING/           AAA/S & P
OPERATION:                            AGENCY:

PRICE              99.375             REASON               Concession

SIZE OF            50,000,000         AMOUNT PURCHASED:     150,000
ISSUE:

NET ASSETS         $1,336,603,000     PURCHASED          Lehman Bros.
OF ISSUER:                            FROM:

******************************************************************************

DATE PURCHASED:    February 27, 1997

SECURITY DESCRIPTION:   Lancaster Co School Dist 001, 5.00%, 7/15/08


YEARS OF           128                RATING/           AAA/S & P
OPERATION:                            AGENCY:

PRICE:             99.375             REASON:           Concession

SIZE OF            46,010,000         AMOUNT PURCHASED:     150,000
ISSUE:

NET ASSETS         $39,169,686        PURCHASED          Smith Barney
OF ISSUER:                            FROM:


AUTHORIZED BY:               /

                                 LANCASTER FUNDS

Quarterly Report of Municipal Securities Purchased by the Nebraska Tax-Free Fund of which SMITH HAYES Financial Services is the Principal Underwriter


DATE PURCHASED:    April 16, 1997

SECURITY DESCRIPTION: Lincoln-Lancaster County Public Building Commision
                      Tax Supported Lease Rental Revenue Bldg Bonds Series 1996 5.00%, 10/15/99

YEARS OF           7                  RATING/           AA+/S & P
OPERATION:                            AGENCY:

PRICE              100.911            REASON

SIZE OF            29,000,000         AMOUNT PURCHASED:     50,000
ISSUE:

NET ASSETS         $3,771,168         PURCHASED          Piper Jaffray
OF ISSUER:                            FROM:

******************************************************************************

DATE PURCHASED:    August 20, 1997

SECURITY DESCRIPTION:  Dawson County Sanitary & Improvement Dist #1
                       General Obligation Refunding Bonds, Series1997, IBP Proj. 5.65%, 2/01/22

YEARS OF           8                   RATING/     A-/S & P
OPERATION:                             AGENCY:

PRICE:             98.25               REASON:     Concession

SIZE OF            9,600,000           AMOUNT PURCHASED:     400,000
ISSUE:

NET ASSETS         $1,203,655          PURCHASED          Dain Bonsworth
OF ISSUER:                             FROM:


AUTHORIZED BY:               /